UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2010

EBHI HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or other jurisdiction of incorporation)

001-33070	42-1672352
(Commission File Number)	(I.R.S. Employer Identification No.)

ONE CONWAY PARK, 100 FIELD DRIVE, SUITE 240

LAKE FOREST, ILLINOIS 60045

(Address of Principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 251-3430

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership

As previously disclosed, on June 17, 2009 EBHI Holdings, Inc. (formerly known as Eddie Bauer Holdings, Inc.), a Delaware corporation (the “Company”) and its U.S. subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code and the Canadian subsidiaries of the Company filed an application with the Ontario Superior Court of Justice (Commercial List) seeking relief under the provisions of the Canadian Companies’ Creditors Arrangement Act. Since filing their petition, the Debtors have operated as debtors in possession under the jurisdiction of the Bankruptcy Court.

As previously disclosed, on March 18, 2010, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the First Amended Joint Plan of Liquidation of EBHI Holdings, Inc., et. al. under Chapter 11 of the Bankruptcy Code, dated January 26, 2010 (including all exhibits thereto, and as modified by the Confirmation Order, the “Plan”). Copies of the Plan and other pleadings and documents filed with the Bankruptcy Court by the Debtors and other parties are also publicly available on the website of the claims agent, Kurtzman Carson Consultants, LLC, at http://www.kccllc.net/eddiebauer.

The effective date of the Plan (the “Effective Date”) occurred on April 6, 2010. On the Effective Date, the Debtors’ estates and certain assets were liquidated and were transferred into a trust (the “Liquidating Trust”), and the terms of the Plan and the Liquidating Trust Agreement (as defined in the Plan) will govern any distributions of the Liquidating Trust’s assets to the Debtors’ creditors. The Liquidating Trust will be administered by Larry Waslow.

On the Effective Date all of the outstanding equity securities of the Debtors, including all of the shares of common stock of the Company, were cancelled in accordance with the Plan. The holders of the Company’s equity securities will not receive any compensation under the Plan or from the Liquidating Trust.

This Form 8-K is intended to be the final 8-K contemplated by paragraph IV.B.2 of Staff Legal Bulletin No. 2 (“SLB No. 2”) published by the staff of the Securities and Exchange Commission (the “Commission”) on April 15, 1997. In accordance with the guidance set forth in SLB No. 2, the Company will not file any further reports with the Commission.

Item 2.01.	Completion of Disposition of Assets

On April 6, 2010, the Company completed the transfer of its assets to the Liquidating Trust pursuant to Chapter 11 of the United States Bankruptcy Code. The disclosures in Item 1.03 of this Form 8-K are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBHI HOLDINGS, INC.

Date: April 6, 2010	By	/s/ BRENT I. KUGMAN
	Name:	Brent I. Kugman
	Title:	Chief Restructuring Officer